UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2020

Date of Report (Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38071	46-1527455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19350 State Highway 249, Suite 600

Houston, Texas 77070

(Address of principal executive offices) (Zip code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NCSM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2020, NCS Multistage Holdings, Inc. (the “Company”) effected a 1-for-20 reverse stock split (the “reverse stock split”) of its common stock, $0.01 par value (the “Common Stock”). On December 9, 2020, The NASDAQ Stock Market LLC (“Nasdaq”) notified the Company that it had regained compliance with the minimum bid price requirement for continued inclusion under Nasdaq Listing Rule 5450(a)(1). The reverse stock split resulted in a reduction of the number of publicly held shares of the Company below the minimum 750,000 publicly held shares requirement set forth in Listing Rule 5450(b)(1)(B).

The Company has determined to transfer its securities to the Nasdaq Capital Market and, on December 17, 2020, submitted a transfer application to Nasdaq. This transfer to the Nasdaq Capital Market should not affect the trading of the Common Stock. The Capital Market is a continuous trading market that operates in substantially the same manner as the Global Select Market.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding our compliance with the Nasdaq listing rules. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of these risks and uncertainties. Other risk factors that may cause our results to differ materially from those implied or expressed by the forward-looking statements can be found in our latest Form 10-K and subsequent Form 10-Qs filed with the U.S. Securities and Exchange Commission under the heading “Risk Factors” and under the heading “Cautionary Note Regarding Forward-Looking Statements”. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2020	NCS Multistage Holdings, Inc.

	By:	/s/ Ryan Hummer
Ryan Hummer
Chief Financial Officer and Treasurer